THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H
American Legacy® Shareholder's Advantage (A Class)
American Legacy® III B Class
American Legacy® Fusion

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM A Class
ChoicePlus AssuranceSM B Class
ChoicePlusSM Fusion

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Shareholder's Advantage (A Class)
American Legacy® III B Class
American Legacy® Fusion

Lincoln New York Account N for Variable Annuity Account N
ChoicePlus AssuranceSM A Class
ChoicePlus AssuranceSM B Class
ChoicePlusSM Fusion

Supplement dated September 12, 2017 to the prospectus dated May 1, 2017

This supplement outlines changes to your individual variable annuity contract.  All other provisions outlined in your prospectus remain unchanged. This supplement is for informational purposes only and requires no action on your part.

The Contracts – Living Benefit Riders - The following information outlines a change to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Withdrawal Amount section of your prospectus. All other provisions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) not discussed in this supplement remain unchanged.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Withdrawal Amount – The Guaranteed Annual Income rates and age bands for the single and joint life options are being adjusted. The chart below displays the rates that will apply to all riders elected on or after September 25, 2017.

Guaranteed Annual Income Rates by Ages for rider elections on or after September 25, 2017
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse's age)	Guaranteed Annual Income rate
55-58	3.50%	55-58	3.50%
59-64	4.50%	59-64	4.25%
65-74	5.50%	65-74	5.25%
75+	5.85%	75+	5.60%

Please keep this supplement for future reference.